                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                                 /s/ PAUL A. ALLAIRE
                                                 -------------------
                                                 Paul A. Allaire


Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                          /s/ FRANS H.J.J. ANDRIESSEN
                                          ---------------------------
                                          Frans H.J.J. Andriessen



Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ JOHN H. BRYAN
                                           -----------------
                                           John H. Bryan



Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ DONALD J. FRANCESCHINI
                                           --------------------------
                                           Donald J. Franceschini



Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ CHARLES W. COKER
                                           --------------------
                                           Charles W. Coker



Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ WILLIE D. DAVIS
                                           -------------------
                                           Willie D. Davis



Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                            /s/ ALLEN F. JACOBSON
                                            ---------------------
                                            Allen F. Jacobson



Dated:  June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ JUDITH A. SPRIESER
                                           -------------------------
                                           Judith A. Sprieser



Dated:  June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ WAYNE R. SZYPULSKI
                                           ----------------------
                                           Wayne R. Szypulski



Dated:  June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ HANS B. VAN LIEMT
                                           --------------------------------
                                           Hans B. van Liemt



Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ JOAN D. MANLEY
                                           ----------------------
                                           Joan D. Manley



Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ C. STEVEN MCMILLAN
                                           ----------------------
                                           C. Steven McMillan



Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ NEWTON N. MINOW
                                           -------------------
                                           Newton N. Minow



Dated:  June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ MICHAEL E. MURPHY
                                           ---------------------
                                           Michael E. Murphy



Dated:  June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                            /s/ SIR ARVI H. PARBO A.C.
                                            ---------------------
                                            Sir Arvi H. Parbo A.C.



Dated: June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


                                            /s/ RICHARD L. THOMAS
                                            ---------------------
                                            Richard L. Thomas



Dated:  June 7, 1995

                                                        EXHIBIT 25.1



                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Janet L. Kelly and William S. Lipsman, each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 in connection with the issuance of up to $500 million of securities of Sara Lee Corporation, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue hereof.


                                           /s/ ROZANNE L. RIDGWAY
                                           ----------------------
                                           Rozanne L. Ridgway



Dated: June 7, 1995